  EXHIBIT 99.1

Data I/O Appoints Douglas Adams as SVP Global Services, Support and Quality, Reuniting the Leadership Team That Built the World's Largest Programming Services Business

Former Source Electronics and Avnet executive Doug Adams joins CEO Bill Wentworth and VP Sales and Marketing Monty Reagan to lead Data I/O's expansion into Programming-as-a-Service (PaaS) as the Company integrates recently acquired A&J Programming

Redmond, WA, November 3, 2026 – Data I/O Corporation (NASDAQ: DAIO), the leading global provider of data programming equipment, provisioning services and security provisioning for Flash-based microcontrollers, and high-density memory devices, today announced the appointment of Douglas Adams as SVP Global Services, Support and Quality.

The appointment reunites Mr. Adams with Data I/O President and CEO Bill Wentworth and Vice President of Sales and Marketing Monty Reagan. Together, these three key, senior executives led the growth of Source Electronics into the largest independent device programming services business in the world, founded by Mr. Wentworth in 1988, sold to HIG Capital in 2001 and then acquired in 2008 by Avnet Inc. “This executive team has well over 100 years of direct experience in device provisioning and has helped set industry best practices, guided by our corporate pillars of quality, execution, and industry-leading KPIs. Source Electronics became the largest provisioning services business worldwide,” said Bill Wentworth, CEO of Data I/O. “Together we are now pairing our services experience with the Data I/O brand, along with newly acquired V-TEK, Inc. and A&J Programming, Inc. to accelerate our services strategy. The acquisition diversifies our customer base, reducing our reliance on the automotive industry and adding new lines of revenue not related to capital expenditure cycles. There is significant revenue opportunity to unlock value within A&J’s existing customer base.  A&J has built an outstanding reputation over the last several decades in Silicon Valley. With our new leadership team we will build on top of that value A&J has developed with focus and execution to align with customers’ supply chain needs.

“With Doug joining the team, Data I/O now brings the industry's most recognized brand in programming solutions and the industry's most proven programming services leadership team together under one roof. This combination forms the foundation for Data I/O's entry into Programming-as-a-Service (PaaS) to deliver programming services regionally and globally. Doug has recently been a consultant for Data I/O preparing for the acquisition and connecting with team members. This preparation will allow us to get out of the gate quickly.”

Data I/O Corporation 6645 185th Avenue NE, Suite 100, Redmond, WA 98052
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The appointment of Doug Adams follows the completion of Data I/O’s October 21, 2026, transformational acquisition of V-TEK, Inc. and A&J Programming, Inc. (collectively, “V-TEK”), which is anticipated to double the Company’s revenue and expand Data I/O into new markets, including data centers, AI, photonics, industrial automation, medical, military, aerospace and defense. A&J’s service expertise gives Data I/O an established programming services operation and an experienced team, significantly accelerating the Company’s PaaS rollout. A&J Programming will continue to serve its customers as “A&J Programming, a Data I/O Company.”

Douglas Adams: Operational Leadership at Global Scale

Mr. Adams served as VP of Sales and Marketing for Source Electronics prior to becoming COO.  Mr. Wentworth promoted Doug to Chief Operating Officer of Source Electronics after a partner buy-out, where Doug led the operations that made Source the largest independent programming services provider worldwide. After Source Electronics was acquired by Avnet, Messrs. Wentworth and Adams grew Avnet’s programming business by 50% in four years. In 2014, Mr. Wentworth left Avnet and Doug led global operations for logistics, programming services, and quality LPSQ worldwide. He oversaw operations of 13 global distribution centers, 8 regional programming centers and over 30 ISO 9001 quality certifications. During his tenure at Avnet, Mr. Adams expanded and led the build-out of programming services on a global scale, overseeing the opening of multiple new regional programming centers, while maintaining six sigma level quality and superior customer experience.

Entering PaaS – Onsite and Regional Programming Services

“We are not abandoning the capital equipment business in any way; quite the opposite. We are expanding the solutions available to all customers and supply chain partners,” said Mr. Wentworth. “Investments in the core business and striving to build the best solutions in the industry will benefit Data I/O’s current and future customers allowing them to buy both capital equipment and services. With A&J Programming now part of the NEW Data I/O, we have a programming services operation in place today, and Doug is the right leader to scale it, just as he did at Avnet. Growing software and services are a key part of our future growth plan. Customers will continue to have the option to purchase our programming solutions and deploy them in their factories and utilize our regional programming service centers to help manage peak demand spikes.”

“Programming services is an integral part of the customer’s supply chain. It is fundamentally an operations business: disciplined process control, quality focused, strong IT security, and centered around customer success,” said Doug Adams, SVP Global Services, Support and Quality of Data I/O. “Data I/O has the technology and the installed base to grow services from which customers can opt for an opex vs. capex.  It’s simple: more options lead to more customer satisfaction.”

Data I/O Corporation 6645 185th Avenue NE, Suite 100, Redmond, WA 98052
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Mitch Jacobs, SVP of Manufacturing and former CEO of V-TEK, stated, “During my first trip with Doug to the A&J facility it was immediately apparent his connection with the team and the excitement throughout the building. Doug’s knowledge of the services business and his reputation for driving disciplined execution and scaling operations to meet customers’ global requirements is precisely what we are all very excited about. A&J Programming gives us a strong starting point: an experienced team and a working services operation, backed by V-TEK’s handling and automation systems and Data I/O’s programming and security technology. Being able to provide our customers with this new option creates an environment where we can help our customers regarding supply chain or region.”

About Data I/O Corporation

Since 1972, Data I/O Corporation (NASDAQ: DAIO) has been the global leader in device programming. In 2026, Data I/O united three industry leaders with the transformational acquisition of V-TEK, Inc. and A&J Programming, Inc. The combination enables Data I/O to provide the world’s most comprehensive solutions to support the entire data provisioning supply chain.  These solutions include data programming and security provisioning, semiconductor handling automation for test, inspection and packaging, and Programming-as-a-Service. The Company serves customers in the automotive, industrial automation, data center, AI, photonics, medical, military, aerospace and defense, IoT, and consumer electronics markets. OEMs and manufacturers of any size can program, securely provision, test and package devices from early samples through high-volume production, using modular and customized systems and flexible service options. Data I/O’s solutions are backed by a portfolio of patents (dataio.com/Company/Patents) and a global network of distribution partners and support and service professionals, ensuring success for customers.

Learn more at www.dataio.com, www.vtekusa.com, and www.ajprogram.com.

Forward-Looking Statements

Safe Harbor/Forward Looking Statements and Disclosure Information

The Company cautions you that statements contained in this press release regarding matters that are not historical facts are forward-looking statements, including the benefits anticipated from the acquisition. Such forward-looking statements involve risks, assumptions and uncertainties.  Statements in this news release may be construed as a prediction of future operations and performance or events are forward-looking statements which involve known and unknown risks, uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements.

Forward-looking statement disclaimers also apply to the timing and contributions of acquisitions, acquisition synergies, the demand for the Company’s products, the impact from geopolitical conditions including any related international trade restrictions, and cybersecurity incidents and the possibility that the Company’s containment and remediation efforts may be unsuccessful or becomes a challenging force in maintaining market share. Factors that may impact the Company’s operations and finances include uncertainties as to the ability to record revenues based upon the timing of product deliveries, market acceptance of Edge AI, shipping availability, installations and acceptance, accrual of expenses, coronavirus or other business interruptions, changes in economic conditions, part shortages, business disruptions and other risks including those described in the Company’s 10-K, 10-Q and other periodic filings with the Securities and Exchange Commission (SEC), press releases and other communications.

Data I/O Corporation 6645 185th Avenue NE, Suite 100, Redmond, WA 98052
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Data I/O may use its website (www.dataio.com) and investor relations page (www.dataio.com/Company/Investor-Relations), its X account (@DataIO_Company), and its LinkedIn page (linkedin.com/company/data-io) to disclose material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors and other interested parties should monitor these sites, in addition to following Data I/O’s press releases, Securities and Exchange Commission (SEC) filings, public conference calls and public presentations/webcasts.

Media Contacts

Data I/O Corporation

Jennifer Higgins

Director Corporate Marketing

higginj@dataio.com

+1-425-867-6922

Investor Contact

Darrow Associates, Inc.

Jordan Darrow

jdarrow@darrowir.com

+1-631-766-4528

Data I/O Corporation 6645 185th Avenue NE, Suite 100, Redmond, WA 98052
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